Exhibit 99.1

Opower Announces Fourth Quarter and Full Year 2015 Financial Results

Q4 Revenue Grows 16% year-over-year to $40.5 Million

Revenue Backlog Increases to $480 Million

Largest Deal in Company History Signed with Exelon

Arlington, Va. — February 29, 2016 — Opower (NYSE: OPWR), the global leader in cloud-based software for the utility industry, today announced its financial results for the fourth quarter and full year 2015. The company closed the year reporting revenue of $148.7 million, an increase of 16 percent year-over-year. The company also announced the largest contract in company history, a five-year deal with Exelon Corporation.

“2015 was a strong year for Opower,” said Opower CEO Dan Yates. “We renewed and expanded contracts with our three largest clients — Pacific Gas and Electric (PG&E), National Grid, and Exelon — and added significant new clients including Con Edison in New York and a major European utility, each of which signed in Q4. We’re seeing great traction with our Customer Care offerings —Digital Engagement and Bill Advisor. We now have an expanded product set that qualifies us to address an even wider variety of utility challenges.”

Large, long-term contracts signed in 2015 increase Opower’s backlog to $480 million as of the end of 2015, nearly double what it was at the end of 2014. The backlog includes contracted but unbilled revenue that will be recognized as new and expanded utility programs are launched.

In addition to strong renewals and new business wins, Opower also successfully launched a series of new products including NextWeb and Bill Advisor; and completed the rollout of its software platform.

Fourth Quarter 2015 Financial Highlights

•	Total revenue for the fourth quarter of 2015 was $40.5 million, an increase of 16 percent from the comparable period in 2014.

•	GAAP operating loss was $13.4 million, compared to $11.4 million for the comparable period in 2014.

•	Non-GAAP operating loss was $7.2 million, compared to $6.4 million for the comparable period in 2014.

•	GAAP net loss was $13.6 million, compared to $11.8 million for the comparable period in 2014. GAAP net loss per share was $0.26, based on diluted weighted-average shares outstanding of 52.0 million. This compares to a GAAP net loss per share of $0.24 for the comparable period in 2014.

•	Non-GAAP net loss was $7.4 million, compared with $6.8 million for the comparable period in 2014. Non-GAAP net loss per diluted share was $0.14, based on diluted weighted-average shares outstanding of 52.0 million. This compares to a non-GAAP net loss per share of $0.14 for the comparable period in 2014.

•	Adjusted EBITDA was $(3.7) million, compared to $(4.1) million for the comparable period in 2014.

•	The Company had $97.4 million in cash, cash equivalents, and investments at December 31, 2015.

Full Year 2015 Financial Highlights

•	Total revenue for the full year 2015 was $148.7 million, an increase of 16 percent from 2014.

•	GAAP operating loss was $43.4 million, compared to $40.8 million for 2014.

•	Non-GAAP operating loss was $20.8 million, compared to $20.4 million for 2014.

•	GAAP net loss was $44.9 million, compared to $41.8 million for 2014. GAAP net loss per share was $0.87, based on diluted weighted-average shares outstanding of 51.3 million. This compares to a GAAP net loss per share of $1.00 for 2014.

•	Non-GAAP net loss was $22.3 million, compared with $21.4 million for 2014. Non-GAAP net loss per diluted share was $0.43, based on diluted weighted-average shares outstanding of 51.3 million. This compares to a non-GAAP net loss per share of $0.45 for 2014.

•	Adjusted EBITDA was $(9.5) million, compared to $(13.2) million for 2014.

Business Outlook

Opower is issuing the following outlook for the first quarter and full year 2016, based on current expectations.

(in $ millions, except per share outlook)	First Quarter 2016	Full Year 2016
Revenue	36.2 – 37.0	157.0 – 165.0
Adjusted EBITDA (loss)	(5.7) – (4.5)	(11.0) – (6.5)
GAAP net income (loss)	(15.6) – (14.4)	(51.8) – (47.3)
Per share	(0.29) – (0.27)	(0.95) – (0.86)
Non-GAAP net income (loss)	(8.7) – (7.5)	(24.4) – (19.9)
Per share	(0.16) – (0.14)	(0.45) – (0.36)

Conference Call Information

What:	Opower Full Year 2015 Financial Results Conference Call
When:	Monday, February 29, 2016
Time:	5:00 p.m. ET
Live Call:	(877) 201-0168, domestic (647) 788-4901, international Conference ID 86767921
Webcast:	http://investor.opower.com (live and replay)

The webcast will be archived on Opower’s website for three months.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP weighted-average common shares outstanding and adjusted EBITDA.

We define non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share as excluding the impact of stock-based compensation. The weighted-average shares outstanding used to calculate non-GAAP net loss per share gives effect to the conversion of the preferred stock as of the beginning of each of the periods presented, if any.

We define adjusted EBITDA as net loss adjusted to exclude our income tax provision, other income (expense), including interest, depreciation and amortization, and stock-based compensation.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Opower’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, and to compare our performance to that of prior periods for trend analyses. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to analyze key financial metrics used to make operational decisions more thoroughly. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which disclose similar non-GAAP financial measures.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is their exclusion of significant income and expenses that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management on which income and expenses are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that is included in this press release, and not to rely on any single financial measure to evaluate our business.

About Opower

Opower (NYSE: OPWR) is an enterprise software company that is transforming the way utilities engage with their customers. Opower’s customer engagement platform enables utilities to reach their customers at moments that matter through proactive and digitized communications that drive energy savings, increase customer engagement and satisfaction, and lower customer operation costs. Opower’s software is deployed to 100 utility partners around the world and reaches more than 60 million households and businesses. For more information, please visit www.opower.com and follow us on Twitter at @Opower.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our revenue, net income and profitability metrics for the company’s first quarter and full year 2016, and statements regarding our market position in our industry. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, unpredictable sales cycles and implementation times; changes to the regulatory landscape could alter our customers’ buying patterns; our ability to respond to evolving technological changes; our ability to retain and attract customers; the risk of technological developments and innovations by others; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the risk of losing key employees; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism. For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our Form 10-K filed on March 13, 2015 and any subsequently-filed quarterly reports on Form 10-Q and current reports on Form 8-K. Past performance is not necessarily indicative of future results. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

OPOWER, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$25,931	$125,725
Short-term investments	35,017	—
Accounts receivable, net	52,655	36,295
Prepaid expenses and other current assets	5,528	4,654

Total current assets	119,131	166,674
Long-term investments	36,464	—
Property and equipment, net	17,879	17,672
Other assets	287	151

Total assets	$173,761	$184,497

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,273	$1,400
Accrued expenses	7,403	6,367
Deferred revenue	71,646	61,989
Accrued compensation and benefits	10,874	8,337
Other current liabilities	1,659	2,091

Total current liabilities	93,855	80,184

Deferred revenue	1,676	2,280
Other liabilities	95	1,232

Total liabilities	95,626	83,696

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	248,521	226,093
Accumulated deficit	(169,853)	(124,994)
Accumulated other comprehensive loss	(533)	(298)

Total stockholders’ equity	78,135	100,801

Total liabilities and stockholders’ equity	$173,761	$184,497

OPOWER, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue:
Subscription	$34,442	$30,875	$131,778	$115,477
Services	6,105	3,970	16,913	12,962

Total revenue	40,547	34,845	148,691	128,439

Cost of revenue (1):
Subscription	11,978	8,902	39,917	32,017
Services	4,340	3,303	16,146	12,108

Total cost of revenue	16,318	12,205	56,063	44,125

Gross profit	24,229	22,640	92,628	84,314

Operating expenses (1):
Sales and marketing	18,382	17,309	62,940	61,267
Research and development	14,303	11,868	54,095	45,999
General and administrative	4,956	4,834	18,988	17,844

Total operating expenses	37,641	34,011	136,023	125,110

Operating loss	(13,412)	(11,371)	(43,395)	(40,796)

Other income (expense):
Loss on foreign currency	(2)	(670)	(1,320)	(1,361)
Interest expense	(18)	(15)	(49)	(114)
Other, net	161	146	281	433

Loss before income taxes	(13,271)	(11,910)	(44,483)	(41,838)
Provision for (benefit from) income taxes	298	(140)	376	(87)

Net loss	$(13,569)	$(11,770)	$(44,859)	$(41,751)

Weighted-average common stock outstanding:
Basic and diluted	51,996	49,839	51,291	41,921

Net loss per share:
Basic and diluted	$(0.26)	$(0.24)	$(0.87)	$(1.00)

(1)	Stock-based compensation was allocated as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Cost of revenue — Subscription	$275	$132	$838	$327
Cost of revenue — Services	451	304	1,412	1,027
Sales and marketing	2,699	1,938	9,178	8,932
Research and development	1,856	1,535	7,418	5,623
General and administrative	938	1,048	3,712	4,473

Total stock-based compensation	$6,219	$4,957	$22,558	$20,382

OPOWER, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited, in thousands)

	Year Ended December 31,
	2015	2014
Operating Activities
Net loss	$(44,859)	$(41,751)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,342	7,198
Stock-based compensation expense	22,558	20,382
Other	1,671	1,278

Changes in operating assets and liabilities:
Accounts receivable	(16,643)	(15,885)
Prepaid expenses and other current assets	(943)	(2,055)
Other assets	(34)	16
Accounts payable	812	249
Accrued expenses	785	2,292
Accrued compensation and benefits	2,581	3,554
Deferred revenue	9,163	11,566
Other liabilities	(745)	290

Net cash used in operating activities	(14,312)	(12,866)

Investing Activities
Purchases of available-for-sale securities	(77,870)	—
Sales and maturities of available-for-sale securities	5,959	—
Additions to property and equipment	(9,629)	(12,431)

Net cash used in investing activities	(81,540)	(12,431)

Financing Activities
Proceeds from issuance of common stock	3,037	3,285
Proceeds from initial public offering, net of underwriting discounts and commissions	—	123,955
Payment of offering costs	—	(1,873)
Taxes paid related to net share settlement of equity awards	(5,097)	(1,482)
Issuance of notes payable	—	—
Payment of debt issuance costs	(113)	—
Principal payments on capital lease obligations	(509)	(496)

Net cash provided by (used in) financing activities	(2,682)	123,389

		—
Effect of exchange rate changes on cash and cash equivalents	(1,260)	(1,186)
		—
Net increase (decrease) in cash and cash equivalents	(99,794)	96,906
Cash and cash equivalents, beginning of period	125,725	28,819

Cash and cash equivalents, end of period	$25,931	$125,725

OPOWER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	$(13,569)	$(11,770)	$(44,859)	$(41,751)
Provision for (benefit from) income taxes	298	(140)	376	(87)
Other (income) expense, including interest	(141)	539	1,088	1,042
Depreciation and amortization	3,468	2,357	11,342	7,198
Stock-based compensation	6,219	4,957	22,558	20,382

Adjusted EBITDA	$(3,725)	$(4,057)	$(9,495)	$(13,216)

Reconciliation of Cost of Revenue to Non-GAAP Cost of Revenue:
Cost of revenue	$16,318	$12,205	$56,063	$44,125
Less: Stock-based compensation	726	436	2,250	1,354

Non-GAAP cost of revenue	$15,592	$11,769	$53,813	$42,771

Reconciliation of Subscription Gross Margin to Non-GAAP Subscription Gross Margin:
Subscription gross margin	65.2%	71.2%	69.7%	72.3%
Add back: Subscription stock-based compensation	0.8%	0.4%	0.6%	0.3%

Non-GAAP Subscription gross margin	66.0%	71.6%	70.3%	72.6%

Reconciliation of Services Gross Margin to Non-GAAP Services Gross Margin:
Services gross margin	28.9%	16.8%	4.5%	6.6%
Add back: Services stock-based compensation	7.4%	7.7%	8.3%	7.9%

Non-GAAP Services gross margin	36.3%	24.5%	12.8%	14.5%

Reconciliation of Gross Margin to Non-GAAP Gross Margin:
Gross margin	59.8%	65.0%	62.3%	65.6%
Add back: Stock-based compensation	1.8%	1.3%	1.5%	1.1%

Non-GAAP gross margin	61.6%	66.3%	63.8%	66.7%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:
Operating expenses	$37,641	$34,011	$136,023	$125,110
Less: Stock-based compensation	5,493	4,521	20,308	19,028

Non-GAAP operating expenses	$32,148	$29,490	$115,715	$106,082

Reconciliation of Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(13,412)	$(11,371)	$(43,395)	$(40,796)
Add back: Stock-based compensation	6,219	4,957	22,558	20,382

Non-GAAP operating loss	$(7,193)	$(6,414)	$(20,837)	$(20,414)

Reconciliation of Net Loss to Non-GAAP Net Loss:
Net loss	$(13,569)	$(11,770)	$(44,859)	$(41,751)
Add back: Stock-based compensation	6,219	4,957	22,558	20,382

Non-GAAP net loss	$(7,350)	$(6,813)	$(22,301)	$(21,369)

Shares used in computing Non-GAAP Per Share Amounts:
Weighted-average common stock outstanding, basic and diluted	51,996	49,839	51,291	41,921
Add: Additional weighted-average shares giving effect to the conversion of preferred stock as of the beginning of the period	—	—	—	5,168

Non-GAAP weighted-average common stock outstanding, basic and diluted	51,996	49,839	51,291	47,089

Non-GAAP net loss per share	$(0.14)	$(0.14)	$(0.43)	$(0.45)

OPOWER, INC.

RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:

(in $ millions, except per share outlook)	First Quarter 2016	Full Year 2016
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	(15.6) – (14.4)	(51.8) – (47.3)
Provision for (benefit from) income taxes	0.1	0.2
Other (income) expense, including interest	(0.1)	(0.4)
Depreciation and amortization	3.1	13.6
Stock-based compensation	6.9	27.4

Adjusted EBITDA	(5.7) – (4.5)	(11.0) – (6.5)

Reconciliation of Net Loss to Non-GAAP Net Loss:
Net loss	(15.6) – (14.4)	(51.8) – (47.3)
Add back: Stock-based compensation	6.9	27.4

Non-GAAP net loss	(8.7) – (7.5)	(24.4) – (19.9)

Shares used in computing Non-GAAP Per Share Amounts:
Weighted-average common stock outstanding, basic and diluted	53,100	54,800
Non-GAAP net loss per share	(0.16) – (0.14)	(0.45) – (0.36)

Source: Opower

Investor Contact

Charlie Mayer

571-483-5200

investor@opower.com

Media Contact

Alex Kotran

alex.kotran@opower.com